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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Registration Statement No.
33-92184 of Starbucks Corporation on Form S-8 of our report dated August 11, 2000, appearing in the Annual Report on Form 11-K of Starbucks Corporation Employee Stock Purchase Plan - 1995 for the year ended June 30, 2000.


/s/ DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP

Seattle, Washington
September 27, 2000